                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                700 MARKET STREET
                            ST. LOUIS, MISSOURI 63101
                                 (314) 231-1700

            FLEXIBLE PREMIUM VARIABLE LIFE (VARIABLE UNIVERSAL LIFE)
             FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE
                EXECUTIVE BENEFIT FLEXIBLE PREMIUM VARIABLE LIFE

                                   SUPPLEMENT
                               DATED JULY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This supplement describes a change to the features of the variable life insurance policies identified above. The following paragraph, which appears in each of the prospectuses under PAYMENT AND ALLOCATION OF PREMIUMS, is modified to read as follows:

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Issue Date is generally the date on which the Policy is delivered to you. The Investment Start Date is the date on which your initial premium payment is received at our Administrative Office. Monthly Deductions and insurance coverage both begin on the Issue Date. In New Jersey, both the Issue Date and the Investment Start Date are generally the date on which your initial premium payment is received at our Administrative Office.